UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

ICM Small Company Portfolio

Annual Report	October 31, 2020

Investment Adviser:

Investment Counselors of Maryland, LLC

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020
(

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www.sec. gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020 (Unaudited)

Dear Shareholders:

There is little doubt that the fiscal year will be remembered as a seminal moment in the history of the U.S. economy and its financial markets. The government induced shut down of broad swaths of the U.S. economy, necessitated by the arrival of the corona virus (Covid-19), triggered a deep and rapid decline in stocks not seen since the near collapse of the financial system in 2008. Thanks in large part to unprecedented fiscal stimulus, the U.S. economy continues to recover, but the pace of economic expansion has recently shown signs of slowing and a worrisome 11 million plus Americans are still claiming unemployment benefits. At the same time, more companies are announcing layoffs to adjust to the new lower level of economic activity. In recognition of this fragile state of the U.S. economy, the up and down gyrations of the stock market in recent months seem to be dictated by the prospects for, and potential magnitude of, a further round of fiscal stimulus from Congress and the potential for an effective vaccine or therapeutics to combat the pandemic.

Due perhaps to a lack of conviction in a self-sustaining economic expansion, the equity markets continued to prefer growth over value stocks along the market cap spectrum throughout the fiscal year. The negative 13.92% return for small cap value shares, as measured by the Russell 2000® Value Index, could not keep pace with the much stronger 13.37% gain for small cap growth shares, as measured by the Russell 2000® Growth Index. The Fund declined a painful 13.91% for the fiscal year, in line with the Russell 2000® Value Index (the “Benchmark”).

	Total Returns (%)
	1st Fiscal Qtr	2nd Fiscal Qtr	3rd Fiscal Qtr	4th Fiscal Qtr	Fiscal Year

	Nov. 1, 2019- Jan. 31, 2020	Feb. 1, 2020- Apr. 30, 2020	May 1, 2020- Jul. 31, 2020	Aug. 1, 2020- Oct. 31, 2020	Nov. 1, 2019- Oct.31, 2020
ICM Small Co. Portfolio*	-0.20	-23.01	7.58	4.15	-13.91
Russell 2000® Value Index	0.21	-23.60	8.03	4.08	-13.92
Russell 2000® Index	3.68	-18.47	13.32	4.24	-0.14
Russell 2000® Growth Index	7.12	-13.76	17.56	4.39	13.37
Russell 1000® Index	6.89	-9.78	13.91	0.92	10.87

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020 (Unaudited)

Portfolio’s Average Annual Total Returns*

1 year End 10/31/20	5 years End 10/31/20	10 years End 10/31/20	Since Inception - 4/19/89 Thru 10/31/20
-13.91	5.42	8.38	11.11

*The returns shown for the ICM Small Company Portfolio are net of all fees and expenses.

Total annual Fund operating expenses are 0.89%.

Periods greater than one year are annualized. Total returns assume reinvestment of all dividends and capital gains.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-234-5426 or visit our website at www.icomd.com.

The Fund benefitted from a significant underweight of the Financials industry this fiscal year, which declined 21.2%, compared to the benchmark decline of 23.2%. This was due primarily to an 25.1% decline in regional banks as investors worried about the inevitable credit losses stemming from the pandemic and stubbornly low interest rates. We have begun to add to the Fund’s investments in the banking sector as we believe the second half of the fiscal year was the peak in loss reserves for banks and the industry is much better capitalized than during the last recession. In particular, we have been buying banks that trade below tangible book value where we believe the market is pricing in estimates of credit losses that are too pessimistic.

Real Estate, often considered defensive, performed poorly in the fiscal year, dropping 28.8%. The fund’s below benchmark weight of Real Estate, and the holding’s outperformance in the industry, were the largest contributions to positive relative performance. While Real Estate holdings are interest rate sensitive due to their use of leverage and high dividend payout ratios, in times of economic distress, like now and in the last recession, their cash flow and financial position can become strained. Several Real Estate subsectors such as retail, healthcare and industrials have been hit hard by Covid-19 social distancing practices. The Fund benefited this fiscal year from its below Benchmark weight in these subsectors, but we continue to seek opportunities in this deeply depressed area of the market. More specifically, the Fund’s holdings in data center provider QTS Realty, up 18.6%, and industrial real estate owner First Industrial, up 4.3%, both significantly exceeded the performance of their peers during the fiscal year and contributed to overall relative outperformance.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020 (Unaudited)

The Fund’s Industrial holdings were another source of relative strength this fiscal year, although they declined 5.5% that easily bested the 10.6% decline for the Benchmark peers. The relative outperformance was fairly broad based but, the Fund’s investments in trucking companies and electrical component providers, were the largest contributor, gaining 85.3% and 10.9%, respectively. Pricing for both truckload and less than truckload carriers remains favorable and both segments are benefitting from e-commerce and work from home trends, however valuations in the sector have become fairly full, leading us to pare back our weighting.

The largest drag on relative performance this fiscal year came from the Fund’s holdings in the Consumer Discretionary industry, with a decline of 14.5%, this lagged badly the 2.0% decline for the Benchmark constituents. With over 10 million Americans unemployed it seems spending patterns have, for now, clearly shifted to subsectors of the market that have benefitted from work at home and stay at home trends like home and leisure goods. The Fund had some exposure to this trend, for example garden and pet supply producer Central Garden and Pet Company gained 33.3%. Unfortunately it was not enough, Footwear retailer Designer Brands, which operates DSW, was a large drag on performance, falling 72.9%. The company has not been able to shift its merchandise assortment quickly enough from fashion offerings to the athleisure styles that are currently popular. Designer Brands is well managed, and we believe it should be able to correct its product assortment in the next few quarters.

The Fund’s Healthcare holdings were a negative contributor this fiscal year, falling 8.9% compared to the 15.2% surge in the Benchmark constituents. Stocks of money losing companies were strong performers over the early part of the second half of the fiscal year. No corner of the equity market exemplifies this more than the Biotechnology subsector which climbed 28.3%. The Portfolio’s much smaller weighting to this subsector was the main source of the relative weakness. In addition, generic drug manufacturer ANI Pharmaceuticals fell 67.4% in the fiscal year as a few of its offerings experienced increased competition earlier than expected.

The Fund’s Basic Material investments also lagged the Benchmark for the fiscal year falling 10.5% versus a 1.0% gain for the Benchmark peers. Much of this can be explained by the Fund’s lack of exposure to precious metals miners which surged 52.6% as the dollar weakened and gold prices spiked in the late part of the second half of the fiscal year.

The Federal Reserve’s extraordinarily accommodative monetary policy has surely contributed to the sharp recovery of the U.S. economy, and certain industries of the equity markets, namely large cap growth stocks. Equally important has been the massive fiscal support funneled directly to small businesses and consumers in the

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020 (Unaudited)

form of loans and direct payments.    This support has begun to run out, however, and with unemployment still elevated, the risk of a double dip recession is real absent a fourth round of fiscal support from Congress to bridge the gap between now and the ultimate end of the pandemic.

Finally, the stock market is exhibiting shades of the late 1990s. The performance and valuation disparities between growth stocks and value stocks, and large cap and small cap stocks is approaching levels not seen over the last twenty years. For example, the weighted average price to earnings estimates for 2021 for the Fund is currently 12.3 times compared to 20.6 times for the Russell 1000® Index. At the same time speculation seems back in vogue with a surge of Special Purpose Acquisition Companies (SPAC) coming to market and the reemergence of day traders. If and when this situation reverses, we like the prospects of small cap value shares.

As always, we appreciate your business. Please feel free to contact us with any questions or concerns.

Respectfully,

William V. Heaphy, CFA

Principal

Investment Counselors of Maryland, LLC

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Portfolio or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020 (Unaudited)

Definition of the Comparative Indices

Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020 (Unaudited)

Growth of a $2,500,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2020
	1 Year Return	5 Year Return	10 Year Return	Inception to Date*
ICM Small Company Portfolio	-13.91%	5.42%	8.38%	11.11%
Russell 2000® Value Index	-13.92%	3.71%	7.06%	9.22%
Russell 2000® Index	-0.14%	7.27%	9.64%	8.93%

* The ICM Small Company Portfolio commenced operations on April 19, 1989.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020

INDUSTRY WEIGHTINGS (UNAUDITED)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK ‡ — 95.9%

	Shares	Value
CONSUMER DISCRETIONARY — 17.4%
Central Garden & Pet, Cl A*	344,292	$12,184,494
Cheesecake Factory	401,292	11,926,398
Cooper Tire & Rubber	518,000	17,814,020
Designer Brands, Cl A	1,805,500	7,817,815
El Pollo Loco Holdings*	707,672	9,992,329
Extended Stay America	1,115,400	12,659,790
Group 1 Automotive	186,508	19,784,769
John Wiley & Sons, Cl A	294,700	9,123,912
KAR Auction Services	245,962	3,581,207
MDC Holdings	350,437	15,251,018
Oxford Industries	282,815	11,643,493
SP Plus*	379,019	6,985,320
Standard Motor Products	272,107	12,462,501
TRI Pointe Group*	1,246,850	20,485,746
Universal Electronics*	252,808	9,369,064
Urban Outfitters*	552,800	12,349,552
Winnebago Industries	248,182	11,652,145

		205,083,573

CONSUMER STAPLES — 2.4%
Edgewell Personal Care*	393,927	10,328,766
Landec*	515,200	4,951,072
TreeHouse Foods*	346,200	13,446,408

		28,726,246

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
ENERGY — 2.0%
DMC Global	241,936	$8,605,663
Dril-Quip*	326,800	8,464,120
Earthstone Energy, Cl A*	752,100	2,023,149
Frank’s International*	2,881,300	5,042,275

		24,135,207

FINANCIAL SERVICES — 28.4%
Ameris Bancorp	365,791	10,717,676
Argo Group International Holdings	338,726	12,085,744
Atlantic Union Bankshares	370,038	9,358,261
Banc of California	917,114	11,005,368
Brandywine Realty Trust†	891,948	7,813,464
Cadence BanCorp, Cl A	124,230	1,393,861
CatchMark Timber Trust, Cl A†	1,117,241	9,708,824
Compass Diversified Holdings(A)	655,355	11,331,088
ConnectOne Bancorp	807,788	12,464,169
Empire State Realty Trust, Cl A†	844,675	4,544,352
Enterprise Financial Services	312,982	9,110,906
First Bancorp	359,594	8,662,619
First Bancshares	439,057	10,467,119
First Merchants	324,519	8,473,191
Four Corners Property Trust†	408,906	10,361,678
Jernigan Capital†	321,500	5,558,735
Kite Realty Group Trust†	1,085,643	11,247,262
MGIC Investment	1,462,700	14,714,762
Pacific Premier Bancorp	467,851	11,930,200
Pebblebrook Hotel Trust†	424,077	5,080,442
Physicians Realty Trust†	754,700	12,724,242
Pinnacle Financial Partners	270,109	12,368,291
PRA Group*	447,900	15,286,827
QTS Realty Trust, Cl A†	214,761	13,209,949
Sandy Spring Bancorp	344,800	8,740,680
Seacoast Banking Corp of Florida*	524,402	11,264,155
Simmons First National, Cl A	669,444	11,373,854
Sterling Bancorp	1,027,300	13,745,274
Sunstone Hotel Investors†	716,883	5,319,272
Texas Capital Bancshares*	305,700	13,756,500
TriCo Bancshares	313,537	9,070,626
UMH Properties†	808,500	11,019,855
Veritex Holdings	555,400	10,958,042

		334,867,288

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — 5.7%
ANI Pharmaceuticals*	159,025	$4,053,547
Avanos Medical*	17,002	601,021
Ensign Group	269,670	15,867,383
Integer Holdings*	90,600	5,295,570
Lantheus Holdings*	881,027	9,567,953
NextGen Healthcare*	834,173	11,344,753
NuVasive*	170,900	7,593,087
Providence Service*	115,228	13,545,051

		67,868,365

MATERIALS & PROCESSING — 8.6%
GrafTech International	1,291,500	8,717,625
Greif, Cl A	335,732	13,627,362
Hexcel	256,900	8,601,012
Kaiser Aluminum	50,797	3,196,655
Livent*	1,157,908	12,447,511
Materion	118,236	6,052,501
Minerals Technologies	250,786	13,715,486
Mueller Water Products, Cl A	778,504	8,065,302
Orion Engineered Carbons	963,500	14,134,545
Quanex Building Products	725,671	13,207,212

		101,765,211

PRODUCER DURABLES — 18.0%
ABM Industries	322,900	11,211,088
Albany International, Cl A	158,371	8,067,419
Astec Industries	157,580	8,005,064
Belden CDT	383,172	11,832,351
CBIZ*	620,011	14,055,649
Conduent*	2,592,389	9,034,476
Deluxe	390,220	8,366,317
Dycom Industries*	231,900	15,059,586
Enerpac Tool Group, Cl A	473,943	8,450,403
Granite Construction	422,830	8,164,848
Harsco*	650,116	8,386,497
Hawaiian Holdings	93,516	1,295,197
Hub Group, Cl A*	258,100	12,938,553
ICF International	199,764	13,062,568
Kaman	228,246	9,052,236
Knoll	909,642	10,424,497
MYR Group*	346,611	14,817,620
Regal Beloit	184,256	18,176,854
Rush Enterprises, Cl A	332,365	11,911,962

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020

COMMON STOCK — continued

	Shares	Value
PRODUCER DURABLES — continued
Standex International	156,600	$9,723,294

		212,036,479

TECHNOLOGY — 11.8%
Advanced Energy Industries*	136,973	9,241,568
Benchmark Electronics	448,399	9,340,151
CSG Systems International	299,479	11,344,265
Knowles*	838,400	11,947,200
Kulicke & Soffa Industries	458,700	11,990,418
Methode Electronics	466,767	14,362,421
NETGEAR*	469,006	14,454,765
NetScout Systems*	392,426	8,052,581
Onto Innovation*	367,082	11,772,320
Progress Software	356,104	12,951,502
Tower Semiconductor*	209,388	4,418,087
Verint Systems*	401,800	19,495,336

		139,370,614

UTILITIES — 1.6%
IDACORP	87,364	7,664,444
Spire	206,653	11,580,834

		19,245,278

TOTAL COMMON STOCK

(Cost $1,173,612,301)		1,133,098,261

WARRANTS — 0.0%
	Number of Warrants	Value
SAExploration Holdings, Ser A, Expires 08/01/2021* (B)	2,784	—
SAExploration Holdings, Ser B, Expires 08/01/2021* (B)	2,784	—

TOTAL WARRANTS

(Cost $–)		—

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020

SHORT-TERM INVESTMENT — 4.9%
	Shares	Value
Dreyfus Treasury Prime Cash Management, Cl A 0.010%, (C)
(Cost $57,367,994)	57,367,994	$57,367,994

TOTAL INVESTMENTS— 100.8%

(Cost $1,230,980,295)		$1,190,466,255

Percentages are based on Net Assets of $1,181,408,658.

*	Non-income producing security.

†	Real Estate Investment Trust

‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(A)	Security considered to be a Master Limited Partnership. The total value of such security as of October 31, 2020 was $11,331,088 or 1.0% of Net Assets.

(B)

Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2020, was $0 and represented 0.0% of net assets.

(C)	The rate shown is the 7-day effective yield as of October 31, 2020.

Cl — Class

Ser — Series

The following is a list of the inputs used as of October 31, 2020 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3*	Total
Common Stock	$1,133,098,261	$—	$—	$1,133,098,261
Warrants	—	—	—	—
Short-Term Investment	57,367,994	—	—	57,367,994

Total Investments in Securities	$1,190,466,255	$—	$—	$1,190,466,255

* Fund investment in warrants is considered Level 3

Amounts designated as “—“are either not applicable, $0 or have been rounded to $0.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments at Value (Cost $1,230,980,295)	$1,190,466,255
Receivable for Investment Securities Sold	1,096,981
Receivable for Capital Shares Sold	378,561
Dividends and Interest Receivable	201,364
Prepaid Expenses	13,170

Total Assets	1,192,156,331

Liabilities:
Payable for Investment Securities Purchased	9,309,553
Payable to Investment Adviser	718,403
Payable for Capital Shares Redeemed	414,543
Shareholder Servicing Fees Payable	170,952
Payable to Administrator	50,009
Payable to Trustees	5,387
Chief Compliance Officer Fees Payable	2,159
Other Accrued Expenses	76,667

Total Liabilities:	10,747,673

Net Assets	$1,181,408,658

Net Assets Consist of:
Paid-in Capital	$1,214,922,072
Total accumulated losses	(33,513,414)

Net Assets	$1,181,408,658

Institutional Shares:
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	49,654,560

Net Asset Value, Offering and Redemption Price Per Share	$23.79

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
FOR THE YEAR ENDED
OCTOBER 31, 2020

STATEMENT OF OPERATIONS
Investment Income
Dividends	$11,061,167
Dividends from Master Limited Partnership	771,055
Less: Foreign Taxes Withheld	(40,182)

Total Investment Income	11,792,040

Expenses
Investment Advisory Fees	6,546,893
Administration Fees (See Note 4)	518,905
Trustees’ Fees	21,913
Chief Compliance Officer Fees	6,920
Shareholder Servicing Fees	1,023,262
Transfer Agent Fees	87,569
Custodian Fees	35,394
Legal Fees	31,370
Registration and Filing Fees	28,741
Audit Fees	18,000
Printing Fees	12,717
Other Expenses	29,599

Total Expenses	8,361,283

Less: Fees Paid Indirectly (See Note 4)	(468)
Net Expenses	8,360,815

Net Investment Income	3,431,225

Net Realized Gain on Investments	5,971,535
Net Change in Unrealized Depreciation on Investments	(116,874,674)

Total Net Realized and Unrealized Loss on Investments	(110,903,139)

Net Decrease in Net Assets Resulting from Operations	$(107,471,914)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$3,431,225	$5,164,244
Net Realized Gain on Investments	5,971,535	41,115,089
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(116,874,674)	22,193,003

Net Increase (Decrease) in Net Assets Resulting from Operations	(107,471,914)	68,472,336

Distributions:	(41,313,817)	(105,182,076)

Capital Share Transactions:
Issued	484,278,134	219,758,278
In Lieu of Cash Distributions	40,800,399	103,880,741
Redeemed	(103,714,758)	(116,656,855)

Net Increase in Net Assets from Capital Share Transactions	421,363,775	206,982,164

Total Increase in Net Assets	272,578,044	170,272,424

Net Assets:
Beginning of Year	908,830,614	738,558,190

End of Year	$1,181,408,658	$908,830,614

Share Transactions:
Issued	21,049,717	7,957,066
In Lieu of Cash Distributions	1,428,054	4,335,944
Redeemed	(4,338,309)	(4,201,214)

Net Increase in Shares Outstanding from Share Transactions	18,139,462	8,091,796

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year

	Year ended October 31,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$28.84	$31.53	$35.04	$27.27	$28.15

Income (Loss) from Operations:
Net Investment Income*	0.09	0.18	0.06	0.06	0.11
Net Realized and Unrealized Gain (Loss)	(3.89)	1.59	(1.00)	8.61	1.99

Total from Operations	(3.80)	1.77	(0.94)	8.67	2.10

Dividends and Distributions:
Net Investment Income	(0.07)	(0.15)	(0.09)	(0.03)	(0.10)
Net Realized Gain	(1.18)	(4.31)	(2.48)	(0.87)	(2.88)

Total Dividends and Distributions	(1.25)	(4.46)	(2.57)	(0.90)	(2.98)

Net Asset Value, End of Year	$23.79	$28.84	$31.53	$35.04	$27.27

Total Return†	(13.91)%	8.60%	(3.06)%	32.07%	8.79%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,181,409	$908,831	$738,558	$768,329	$772,925
Ratio of Expenses to Average Net Assets(1)	0.89%	0.93%	0.93%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.37%	0.63%	0.16%	0.17%	0.41%
Portfolio Turnover Rate	27%	31%	31%	30%	32%

*	Per share calculations were calculated using average shares for the year.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement dated February 18, 1997 and amended May 15, 2012 (“the Declaration of Trust”). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 43 Funds. The financial statements herein are those of the ICM Small Company Portfolio (the “Fund”). The Fund seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Fund, a diversified Portfolio, normally seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of companies that have market capitalizations within the range of the Russell 2000® Value Index at the time of purchase. The Fund may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the FINRA. The Fund invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)),

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020

including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2020, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund utilizes a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain.

As of the year ended October 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Fund and/ or relative net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The Fund’s distributions to shareholders may include return of capital received from Real Estate Investment Trusts (“REITs”).

Investments in REITs — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — The Fund may invest in master limited partnerships (“MLP”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020

remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by the SEC regulations. The CCO’s services have been approved by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2020, the Fund paid $518,905 for these services.

The Trust and the Distributor are parties to a Distribution Agreement (the “Agreement”). The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020

The Fund may earn cash management credits which can be used to offset transfer agent expenses. For the year ended October 31, 2020, the Fund earned credits of $468 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, owned in part by BrightSphere Investment Group Inc. (“BSIG”) and ICM Management LLC, a company wholly-owned by six officers of the Adviser, provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.70% of the Fund’s average daily net assets.

6. Investment Transactions:

For the year ended October 31, 2020, the Fund made purchases of $613,542,842 and had sales of $239,837,092 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions made during such period. These book/tax differences may be temporary or permanent in nature.

The permanent differences primarily consist of reclassification of long term capital gain distribution on REITs, investments in publicly traded partnerships and reclass of distributions. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2020 is primarily related to utilization of earnings and profits on shareholder redemptions:

Distributable Earnings/(Loss)	Paid-In-Capital
$(429,474)	$429,474

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020

The tax character of ordinary dividends and capital gain distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long -Term Capital Gains	Total
2020	$4,003,762	$37,310,055	$41,313,817
2019	25,072,566	80,109,510	105,182,076

As of October 31, 2020, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	$4,862,940
Undistributed Long-Term Capital Gains	3,131,668
Net Unrealized Depreciation	(41,508,034)
Other Temporary Differences	12

Total Accumulated Losses	$(33,513,414)

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to partnership basis adjustments and wash sales which cannot be used for Federal income tax purposes currently and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at October 31, 2020, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$ 1,231,974,289	$ 102,095,024	$ (143,603,058)	$ (41,508,034)

8. Concentration of Risks:

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/ or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

REIT Risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020

associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Foreign Securities Risk — The Fund’s investments in American Depository Receipts (“ADR”) are subject to foreign securities risk. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities may be reduced by a withholding tax at the source, which tax would reduce income received from the securities. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Small-Capitalization Company Risk — The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular,

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020

investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

9. Other:

At October 31, 2020, 56% of total shares outstanding were held by three record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims are considered remote.

10. New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Fund early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and the Shareholders of ICM Small Company Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of ICM Small Company Portfolio, a series of shares of beneficial interest in The Advisors’ Inner Circle Fund (the “Fund”), including the schedule of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in The Advisors’ Inner Circle Fund since 2013.

Philadelphia, Pennsylvania

December 21, 2020

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020
(Unaudited)

DISCLOSURE OF FUND EXPENSES

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2020 to October 31, 2020).

The table below illustrates your Fund’s costs in two ways.

•

Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020
(Unaudited)

DISCLOSURE OF FUND EXPENSES

	Beginning Account Value 5/01/2020	Ending Account Value 10/31/2020	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,120.40	0.89%	$4.74
Hypothetical 5% Return	1,000.00	1,020.66	0.89	4.52

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Fund’s investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk. The Program is overseen by the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on May 19, 2020, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Board acknowledged that (i) the report covered the period from June 1, 2019 through December 31, 2019 and thus did not cover the recent period of market volatility, and (ii) the Board held a call with the Trust’s officers on March 25, 2020 where the officers discussed the operations and effectiveness of the Program during the then-current market volatility. The Board requested that the Program Administrator provide an update of the operation of the Program during the then-current market volatility at its next meeting. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively to manage the Fund’s liquidity risk since the Program was implemented on June 1, 2019. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES [3],[4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

INDEPENDENT TRUSTEES [4]

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020
(Unaudited)

are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-234-5426. The following chart lists Trustees and Officers as of October 31, 2020.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund and SEI Global Assets Fund.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020
(Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]

Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Bruce R. Speca (Born: 1956)	Trustee (since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020
(Unaudited)

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

None.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020
(Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020
(Unaudited)

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020
(Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary(since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
OCTOBER 31, 2020
(Unaudited)

Other Directorships

Held in the Past Five Years

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2020, the Portfolio is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Qualifying Business Income(6)
89.85%	10.15%	100.00%	100.00%	100.00%	0.00%	2.62%	100.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the ICM Small Company Portfolio who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

ICM Small Company Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-234-5426

Adviser:

Investment Counselors of Maryland, LLC

300 East Lombard Street

Suite 810

Baltimore, MD 21202

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ICM-AR-001-1800

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$104,400	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	$10,000	None	$88,304	$6,000	None	$57,000
(d)	All Other Fees	None	None	$376,378	None	None	$97,500

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020				2019
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$766,250		None	None	$608,176		None	None
(b)	Audit-Related Fees	None		None	None	None		None	None
(c)	Tax Fees	$970	(4)	None	None	$11,559	(3)	None	None
(d)	All Other Fees	None		None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$69,500	None	None	$68,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(5)	$24,150	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$95,300	None	None	$113,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to McKee International Equity Portfolio or affiliates of the Funds.

(3)	Tax compliance services for Westwood Emerging Markets Fund.

(4)	Common Reporting Services (“CRS”) tax services for the Sands Capital Global Growth Fund.

(5)	Review and signing of federal and state income tax returns.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $464,682 and $160,500 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $970 and $11,559 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $24,150 and $0 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 8, 2021

*	Print the name and title of each signing officer under his or her signature.